                       SECURITIES AND EXCHANGE COMMISSION


                            WASHINGTON, D.C.  20549



                                    FORM 8-K


                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934




    Date of Report (Date of earliest event reported)     March 20, 1996
                                                    -------------------------



                              YELLOW CORPORATION
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            (Exact name of registrant as specified in its charter)





      Delaware                   0-12255              48-0948788
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(State or other jurisdiction   (Commission          (IRS Employer
    of incorporation)           File Number)      Identification No.)




       10777 Barkley, P. O. Box 7563,    Overland Park, Kansas    66207
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   (Address of principal executive offices)                   (Zip Code)




Registrant's telephone number, including area code   (913) 967-4300
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                                  No Changes.
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      (Former name or former address, it changed since last report.)
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Item 5.  Other Events

         On March 20, 1996, Yellow Corporation (the company) reported that A. Maurice Myers will become its new President and CEO. Myers was also appointed to the Board of Directors.

         Myers comes to the company from the airline industry where he most recently served as President and Chief Operating Officer of America West Airlines and helped lead the airline's financial turnaround. Prior to joining America West in January, 1994, Myers served as President and CEO of Aloha Air Group based in Honolulu. Myers joined Aloha in 1983 after holding various marketing and financial positions with Continental Airlines, Merrill Lynch & Company and Ford Motor Company.

         In announcing Myers' appointment, George E. Powell, Jr., company Chairman said: "We're fortunate to find an executive of Maurice Myers' experience and abilities. His years of service in the airline industry, which has experienced dynamic shifts similar to the less-than-truckload (LTL) industry, should serve him well as he guides Yellow forward."

         Regarding the responsibilities, Myers said: "Rapidly shifting dynamics in the trucking industry make the opportunity at Yellow particularly attractive. I'm especially encouraged by Yellow's strong market position, as it creates a solid foundation on which to build improved earnings performance, which is clearly the immediate corporate priority."

         The 55-year old executive earned a business degree from California State University at Fullerton, CA and a Masters in Business Administration from California State University at Long Beach, CA.

         Myers replaces George E. Powell III who announced his intention to resign on January 17, 1996. Powell's resignation as President and CEO is effective concurrent with Myers appointment.

         Yellow Corporation is a holding company with subsidiaries specializing in national, regional and international LTL transportation. Headquartered in Overland Park, KS, the company recorded 1995 revenue of $3.1 billion and employs approximately 35,000 people throughout North America, Europe and the Asia/Pacific Region.


                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   YELLOW CORPORATION
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                                                     (Registrant)



Date:    March 22, 1996                         /s/ H. A. Trucksess, III
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                                                H. A. Trucksess, III
                                           Senior Vice President - Finance/
                                           Chief Financial Officer and Treasurer